UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Chiron Capital Allocation Fund

Chiron SMid Opportunities Fund

Annual Report	October 31, 2017

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

TABLE OF CONTENTS

Management Discussion	2

Schedules of Investments	10

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-877-9-CHIRON (877-924-4766); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

Ryan Caldwell

CIO, Co-Founder

Chiron Investment

Management, LLC

Grant Sarris

Fundamental

Portfolio Manager

Brian Cho

Quantitative

Portfolio Manager

MANAGEMENT DISCUSSION

Chiron Capital Allocation Fund

Fund Year in Review

The markets love a good story. This year’s story was about all things Disruptive Technology (Robotics, Artificial Intelligence, Virtual Reality, etc.). A handful of mega-market cap equities were deemed winners and the market fixated on rewarding these seemingly impenetrable growth stories. The global economy grew in harmony and geopolitical events combined with fiscal policy and the removal of (or plans to remove) monetary policy stimulus, around the world, drove an on-again, off-again reflation trade. This growth and reflation view drove global interest rates, the shape of yield curves, and contributed to the outsized role of currencies in determining performance outcomes. The market style whipsawed into and out of value equities alongside the reflation trade, and momentum ebbed and flowed from stocks to bonds and toward Emerging from Developed Markets. The starting point for risk taking became increasingly more difficult, as the year progressed, as equity markets produced strong returns. By year-end, the abundant value that existed entering the Chiron Capital Allocation Fund’s (Fund) fiscal year was gone. Our quantitative work, and as a result risk allocation, also evolved throughout the year, driving us to reduce equity and credit allocations and to shorten duration within our fixed income allocation. We saw opportunities to overweight Emerging Markets, particularly in China and Russia, at fiscal year-end, while valuations in Japan Cyclicals and Financials were compelling. As well, we were underweight fixed income with shorter duration and few credits.

Not all stories end happily. We believe that the market will become more discerning about qualities of growth and growth in cash flow measures in the coming year and reward and punish stocks accordingly. Global growth data points and inflation expectations will drive the reflation trade and direct the market into and out of value.

How did the Fund Perform

As of October 31, 2017, the Fund generated a one-year return of 18.01%, exceeding its Benchmark return of 14.13% by 388 basis points. The Fund’s Benchmark is a blended benchmark, weighted 60% MSCI All Country World Index (MSCI ACWI) and 40%

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

Citigroup WorldBIG Index. While we do measure the Fund against a blended Benchmark, we do not manage to it. Instead, the Fund’s flexible investment strategy allows us (within the prospectus guidelines) to follow our work around the world, allocating across asset classes, tilting toward different investing styles, and constructing equity and fixed income portfolios on a security by security basis when opportunities arise.

What Factors Influenced Performance

The Fund’s equity allocation was the largest contributor to return for the period with the Fund entering the fiscal year overweight equities relative to its Benchmark. Security selection was a positive contributor to overall performance. Within equities, Financials, HealthCare and Technology were the largest sector contributors to performance with positive, but lower, contribution from other sectors.

Fixed income detracted modestly from performance as long credit positions contributed favorably to performance amid credit spread tightening; however, such positions were more than offset by declines in U.S. Government and sovereign positions (mainly longer-dated U.S. Treasury and Euro Bund Futures). Forward currency contracts were also a detractor to performance and stronger foreign exchange rate benefits bolstered non-U.S. dollar denominated bonds and, thereby, adversely impacted relative returns in the Fund’s fixed income portfolio.

During the Fund’s fiscal year, it utilized a variety of derivative instruments and such instruments had an aggregate negative impact to Fund performance. The Fund regularly utilized equity total return swaps to short exposure to the equity asset class as a hedge on the long equity position of the Fund. Periodically, the Fund utilized single-name total return swaps to gain long exposure to a name in a market which was not yet operationally available for direct trading. The Fund utilized long and short equity index and fixed income futures to create long and short exposure to Emerging Markets and sovereign fixed-income in a more cost-efficient way, as appropriate. Less frequently, the Fund obtained long credit exposure via selling protection on credit default indices.

Portfolio Positioning

Over the past 12-months, the Fund’s net equity asset allocation declined to 59.7% (including gold futures) from 66.2% as of the prior fiscal year-end. The Fund’s fixed income asset allocation fell to 25.7% from 26.6%, and the Fund’s cash position stood at 4.6% compared to 7.2%. As our research evolved during the year and valuations compressed, our portfolio management team decided to shift equity allocations away from North America toward Emerging Markets where we believed more value existed; as well, the team made security selection changes that altered the Fund’s sector exposure.

On a regional basis, the Fund’s allocation to North America decreased to 36.2%, from 50.2%, of equity assets. Emerging Markets rose to 20.7% of equity assets versus 15.1% at October 31, 2016, while equity allocation to the U.K. notably rose to 4.9% from 1.8% during the same period.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

On a sector basis, we increased the Fund’s HealthCare exposure to 15.7% of equity assets from 7.4%, as the cash flow generation of HealthCare companies, relative to valuation, was compelling. We reduced Consumer Discretionary holdings to 9.3% from 15.5%. As of October 31, 2017, Financials were 23.1% and Information Technology stood at 19.1%; HealthCare, Financials and Information Technology remained the Fund’s largest sectors.

In Fixed Income, we raised the Fund’s allocation to 23% in U.S. Government/Agency bonds from 8.8%, with an emphasis on low duration. Investment grade and high yield credit were 6.1% of Fund assets compared to 12.3% as of the prior fiscal year-end; we reduced credit exposure as spreads tightened and valuations compressed.

Relative to its Benchmark, the Fund ended the fiscal year relatively in-line with its equity benchmark allocation and underweight its fixed income allocation. By region, overweights in equities included Japan and Emerging Markets, while the Fund was underweight North America. From a sector perspective, the Fund was overweight HealthCare and Technology. Within fixed income, the Fund’s allocation ended the year underweight, reflecting our view of the difficulty of constructing a low correlation fixed income portfolio in a low rate and tight credit spread backdrop. The fixed income portfolio held primarily U.S. Government/Agency bonds, was underweight credit, and was shorter duration. On a currency basis, the fixed income holdings remained substantially U.S. dollar denominated compared to the fixed income component of the Benchmark, which includes a more diversified mix of issues on a currency basis.

Ryan Caldwell

CIO, Co-Founder

Chiron Investment Management, LLC

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. Bonds and bond funds will decrease in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. In addition to the normal risks associated with investing, international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

© 2016-2017 Chiron Investment Management, LLC. All rights reserved.

Not a Deposit     Not FDIC Insured    May Lose Value    No Bank Guarantee    Not Insured By Any Federal

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

Grant Sarris

Fundamental

Portfolio Manager

Brian Cho

Quantitative

Portfolio Manager

Chiron SMid Opportunities Fund

Fund Performance

The Chiron SMid Opportunities Fund (Fund) recently launched on October 2, 2017. As of October 31, 2017, the Fund generated an inception to date return of 3.10%, compared to the MSCI ACWI SMID Cap Index (Benchmark) return of 1.33%. Technology, Industrials, and Materials were the most substantial sector contributors to the Fund’s return with positive, but lower, contributions from other sectors. From a country perspective, gains in U.S., Japan, and Swiss equities were the most significant contributors to the Fund’s returns.

Key Sectors and Countries

The Fund’s most significant sector weights included Consumer Discretionary, Information Technology, and Financial/Real Estate which were overweight, compared to the Benchmark. Emerging Markets offered opportunity, particularly in value style equities. Conversely, the Fund was relatively underweight Consumer Staples, Telecom, and Energy. As of fiscal year-end, the Fund held 70 stocks across 16 countries with roughly 54.5% of its assets invested outside of North America. Our work suggested limited opportunities for Dispersion (and valuations) to tighten further in Developed Markets. Meanwhile, the most compelling valuations, according to our work, were in Japan, specifically in Cyclicals and Financials, driving exposure in Japan to 19.2% of Fund assets, which caused Japan to be one of the largest overweight countries versus the Fund’s Benchmark.

Our Process and Positioning

Our ‘quantamental’ investment approach uses the context of our Domain models, our proprietary quantitative Small/Mid Cap model, and fundamental judgment to guide security selection. We believe this approach is particularly well-suited to investing in small and mid-sized companies globally. As of the Fund’s fiscal year-end, the Domain Model was pointing to “Growth” for the fourth consecutive month. This encouraged us to seek out particular characteristics in security selection that tilted the odds of outperformance during a Growth Domain. We were focused on growth as our preferred attribute in Developed Markets, specifically seeking out companies that we believed could deliver on incremental margins and generate significant amounts of free cash

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

flow. Conversely, in Emerging Markets, our focus was primarily on valuation as the most important attribute.

Outlook

Looking ahead, the markets are in a place where good news might not be rewarded enough, while bad news is unfairly punished. This is fairly consistent with investing in a Growth Domain. We see limited true value opportunities, with some exceptions in Emerging Markets and Japan. We are looking for new opportunities and will add to existing positions when the market reaction is out of step with underlying fundamentals.

Grant Sarris

Portfolio Manager

Chiron Investment Management, LLC

The Chiron Funds are distributed by SEI Investments Distribution Co. (SIDCo). SIDCo is not affiliated with Chiron Investment Management, LLC.

Investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility and lower trading volume; international investments may involve risk or capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to these factors as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Chiron Investment Management, LLC is a registered investment adviser.

Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Forward-looking statements are not guarantees of future results. They involve risks, uncertainties and assumptions, there can be no assurance that actual results will not differ materially from expectations. Past performance is no guarantee of future results. No part of this material may be reproduced in any form, or referred to in any other publication, without express written permission from Chiron Investment Management, LLC.

© 2016-2017 Chiron Investment Management, LLC. All rights reserved.

Not a Deposit        Not FDIC Insured        May Lose Value        No Bank Guarantee        Not Insured By Any Federal

Reflation — A fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation, which usually occurs after a period of economic uncertainty or a recession. As such, the term “reflation” is also used to describe the first phase of economic recovery after a period of contraction.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

Definition of Comparative Index

The MSCI ACWI (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The Citigroup World Broad Investment-Grade Bond Index (WorldBIG) is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The inclusion of government, government-sponsored/supranational, collateralized, and corporate debt from Citi’s family of fixed income indices makes the WorldBIG a comprehensive representation of the global, investment-grade universe. Sub-indices are available in any combination of currency, maturity, and rating.

The MSCI ACWI (All Country World Index) SMID Cap Index captures mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 7,387 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017 (Unaudited)

Comparison of Change in the Value of a $100,000 Investment in the Chiron Capital Allocation Fund, Class I Shares, versus the 60/40 Blend of MSCI ACWI (Net) and Citigroup WorldBIG Indices

	TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2017
	One Year Return	Annualized Inception to Date†
Class I	18.01%	11.54%
60/40 Blend of MSCI ACWI (Net) and Citigroup WorldBIG	14.13%	8.32%
MSCI ACWI (Net)	23.20%	13.15%
Citigroup WorldBIG	1.59%	4.41%

† The Chiron Capital Allocation Fund commenced operations on November 30, 2015.

The return for the period reflects fee waivers in effect for that period; absent fee waivers, performance would have been lower. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

ASSET WEIGHTINGS (Unaudited)

	% of Net Assets*	Fair Value
Common Stock	73.0%	$996,723,256
Corporate Obligations	1.7	23,061,364
U.S. Government Agency Obligations	1.4	19,104,655
Preferred Stock	1.1	14,440,800
Rights	0.0	–
U.S. Treasury Obligations	17.6	240,635,627

Total Investments	94.8	1,293,965,702
Cash Equivalents	3.9	53,319,326
Cash Pledged as Collateral for Futures Contracts, Foreign Currency Contracts and Swap Contracts	0.7	10,431,847
Total Other Assets and Liabilities	0.6	7,913,077

Net Assets	100.0%	$1,365,629,952

*Percentages	are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $1,365,629,952)
COMMON STOCK — 73.0%

	Shares	Fair Value

ARGENTINA — 0.8%
MercadoLibre	44,700	$10,741,857

AUSTRALIA — 1.0%
Aristocrat Leisure	744,042	13,410,626

BRAZIL — 1.0%
Qualicorp	1,265,600	13,533,056

CHINA — 7.0%
Agricultural Bank of China, Cl H	26,297,000	12,370,855
Alibaba Group Holding ADR *	94,436	17,460,272
China Huarong Asset Management, Cl H (1)	16,825,000	7,914,958
China Petroleum & Chemical, Cl H	6,786,000	4,984,205
CSPC Pharmaceutical Group	8,918,000	15,500,818
Ping An Insurance Group of China, Cl H	1,692,000	14,856,564
Tencent Holdings	346,400	15,531,920
Weichai Power, Cl H	6,003,000	7,463,929

		96,083,521

DENMARK — 2.4%
H Lundbeck	189,124	11,238,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Fair Value

DENMARK — (continued)
Vestas Wind Systems	236,287	$20,842,598

		32,080,648

FRANCE — 2.3%
AXA SA	406,450	12,276,638
Engie	1,097,202	18,544,871

		30,821,509

GERMANY — 2.9%
Bayer	84,314	10,966,851
E.ON	1,416,800	16,766,801
Wirecard	119,200	11,753,919

		39,487,571

GREAT BRITAIN — 2.5%
Lloyds Banking Group	23,492,714	21,307,657
Persimmon	355,932	13,245,872

		34,553,529

HONG KONG — 4.2%
Galaxy Entertainment Group	2,217,000	15,089,945
Sino Biopharmaceutical	7,996,000	9,337,242
Sun Hung Kai Properties	1,080,000	17,664,522
WH Group (1)	15,439,500	15,634,636

		57,726,345

IRELAND — 1.3%
ICON *	143,900	17,103,954

ISLE OF MAN — 1.2%
Playtech PLC	1,238,104	16,180,712

ITALY — 1.3%
Azimut Holding	637,451	12,593,385
Ferrari	44,700	5,349,696

		17,943,081

JAPAN — 11.1%
Dai-ichi Life Holdings	1,191,900	22,458,518
Marubeni	2,588,400	17,225,648
Mitsubishi	747,800	17,418,304
Mitsubishi Chemical Holdings	1,561,500	16,170,496
Nexon *	254,400	6,801,601

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Fair Value

JAPAN — (continued)
Nippon Telegraph & Telephone	398,400	$19,176,318
Nomura Holdings	2,191,800	12,506,397
Oji Holdings	1,227,000	7,143,696
Sumitomo Mitsui Financial Group	448,100	17,801,044
Suzuki Motor	266,800	14,489,161

		151,191,183

MONACO — 0.0%
Costamare	57,463	356,845

RUSSIA — 3.4%
Lukoil PJSC ADR	338,700	17,984,970
Mobile TeleSystems PJSC ADR	1,077,500	11,432,275
Sberbank of Russia PJSC ADR	1,181,991	16,961,571

		46,378,816

SPAIN — 1.0%
Repsol	716,896	13,432,197

SWITZERLAND — 1.0%
Temenos Group	121,577	14,038,661

THAILAND — 0.4%
PTT PLC NVDR	449,300	5,680,494

TURKEY — 1.0%
Turkiye Garanti Bankasi	5,046,496	13,874,854

UNITED STATES — 27.2%
AbbVie	114,801	10,360,790
Alphabet, Cl C *	10,718	10,896,348
Amgen	162,621	28,494,452
Annaly Capital Management †	1,145,400	13,126,284
Biogen *	70,600	22,003,196
CME Group, Cl A	151,044	20,718,705
Cognizant Technology Solutions, Cl A	133,900	10,132,213
Donaldson	142,000	6,703,820
Eastman Chemical	207,700	18,861,237
Emerson Electric	307,600	19,827,896
Facebook, Cl A *	106,400	19,158,384
Gilead Sciences	286,500	21,476,040
Las Vegas Sands	295,600	18,735,128
Mastercard, Cl A	77,500	11,529,675

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Fair Value

UNITED STATES — (continued)
MGM Growth Properties, Cl A †	590,700	$17,431,557
Microsoft	169,300	14,082,374
Morgan Stanley	391,121	19,556,050
MSCI, Cl A	73,700	8,649,432
New Residential Investment †	569,500	10,040,285
PayPal Holdings *	172,700	12,531,112
Red Hat *	83,086	10,039,281
Sirius XM Holdings	2,484,246	13,514,298
Wal-Mart Stores	266,000	23,224,460
Waste Management	134,000	11,010,780

		372,103,797

TOTAL COMMON STOCK (Cost $904,950,958)		$996,723,256

CORPORATE OBLIGATIONS — 1.7%

	Face Amount	Fair Value
UNITED STATES — 1.7%
Wynn Las Vegas
5.500%, 03/01/25 (1)	$13,200,000	$13,876,500
4.250%, 05/30/23 (1)	8,831,600	9,184,864

TOTAL CORPORATE OBLIGATIONS (Cost $22,861,087)		$23,061,364

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%

	Face Amount	Fair Value
Federal Farm Credit Bank
1.269%, VAR ICE LIBOR USD 1 Month+0.030%, 11/13/17	$5,000,000	$5,000,333
1.250%, VAR ICE LIBOR USD 1 Month+0.010%, 11/27/17	3,500,000	3,500,473
Federal Home Loan Bank
1.308%, VAR ICE LIBOR USD 1 Month+0.070%, 12/07/17	6,600,000	6,601,492
Federal National Mortgage Association
1.276%, VAR ICE LIBOR USD 3 Month-0.050%, 03/21/18	4,000,000	4,002,357

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $19,106,631)		$19,104,655

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

PREFERRED STOCK — 1.1%

	Shares	Fair Value

UNITED STATES — 1.1%
Annaly Capital Management, 6.950%†	547,000	$14,440,800

Total Preferred Stock (Cost $13,972,644)		$14,440,800

RIGHTS — 0.0%

	Number of Rights	Fair Value
CAYMAN ISLANDS — 0.0%
Tencent Holdings, expires 11/10/17 (Cost $–)	252	$—

U.S. TREASURY OBLIGATIONS — 17.6%

	Face Amount	Fair Value
U.S. Treasury Bill
0.943%, 12/07/17 (2)	$169,200,000	$169,033,338
U.S. Treasury Note
1.875%, 04/30/22	71,900,000	71,602,289

TOTAL U.S. TREASURY OBLIGATIONS (Cost $241,230,338)		$240,635,627

TOTAL INVESTMENTS — 94.8% (Cost $1,202,121,658)		$1,293,965,702

*	Non-income producing security.

†	Real Estate Investment Trust.

(1)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On October 31, 2017, the value of these securities amounted $46,610,958 and represented 3.4% of Net Assets.

(2)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

Open futures contracts held by the Fund at October 31, 2017 is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOE VIX Index	315	Nov-2017	$3,663,577	$3,551,625	$(111,952)
DJ Euro Stoxx 50 Index	(477)	Dec-2017	(20,256,950)	(20,436,190)	(423,907)
Euro-Bund	(320)	Dec-2017	(61,817,807)	(60,665,362)	(648,160)
Gold 100 oz	96	Dec-2017	12,512,595	12,196,800	(315,795)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets E-MINI	(401)	Dec-2017	$(21,884,387)	$(22,540,210)	$(655,823)
S&P 500 Index E-MINI	(457)	Dec-2017	(57,990,688)	(58,786,195)	(795,507)
U.S. 2-Year Treasury Note	173	Dec-2017	37,335,073	37,257,172	(77,901)
U.S. 5-Year Treasury Note	142	Dec-2017	16,780,433	16,640,625	(139,808)

			$(91,658,154)	$(92,781,735)	$ (3,168,853)

Open forward foreign currency contracts held by the Fund at October 31, 2017 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)

Morgan Stanley	11/17/17	EUR	25,200,000	USD	29,432,844	$51,077

Morgan Stanley	11/17/17	USD	59,442,516	EUR	50,400,000	(678,982)

Morgan Stanley	11/17/17	JPY	7,595,000,000	USD	67,317,237	472,017

						$(155,888)

Open OTC swap agreements held by the Fund at October 31, 2017 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Morgan Stanley	MSCHIEU Basket Swap**	USD 1D FUNDS FED - 45 BPS	Total Return	At Maturity	6/4/18	$(20,847,481)	$147,264	$-	$147,264
Morgan Stanley	MSCHIJP Basket Swap**	USD 1D FUNDS FED - 80 BPS	Total Return	At Maturity	6/4/18	(13,447,381)	(532,873)	-	(532,873)
Morgan Stanley	MSCHIUS Basket Swap**	USD 1D FUNDS FED - 65 BPS	Total Return	At Maturity	6/4/18	(72,873,847)	642,901	-	642,901
Morgan Stanley	Kumba Iron	Total Return	USD 1D FUNDS FED + 100 BPS	At Maturity	6/14/18	5,836,648	844,277	-	844,277
Morgan Stanley	Samsung Electronics	Total Return	USD 1M LIBOR BBA + 105 BPS	At Maturity	6/14/18	12,836,918	3,450,397	-	3,450,397

						$(88,495,143)	$4,551,966	$-	$4,551,966

** The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at October 31, 2017.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

Morgan Stanley Equity Basket Swaps
Shares	Description	Notional Amount	Unrealized Appreciation (Depreciation)	Fair Value	Percentage of Basket
MSCHIEU Index
10,242	AAK	$(2,860,837)	$20,209	$20,209	13.72%
15,558	Accor	(274,972)	1,942	1,942	1.32
54,112	Acerinox	(275,399)	1,945	1,945	1.32
9,757	Asos PLC	(229,705)	1,623	1,623	1.10
186,732	Banco BPM	(230,675)	1,629	1,629	1.11
8,002	DCC	(235,626)	1,664	1,664	1.13
16,885	GEA Group	(288,384)	2,037	2,037	1.38
3,468	Genmab	(1,846,041)	13,040	13,040	8.86
48,610	Hikma Pharmaceuticals PLC	(229,407)	1,621	1,621	1.10
74,981	Husqvarna	(2,530,652)	17,876	17,876	12.14
14,387	Kesko OYJ	(260,824)	1,843	1,843	1.25
476,197	Ladbrokes Coral Group	(251,746)	1,778	1,778	1.21
76,835	Nibe Industrier	(2,655,067)	18,755	18,755	12.74
13,407	Orsted	(1,980,369)	13,989	13,989	9.50
7,866	Paddy Power Betfair PLC	(284,509)	2,010	2,010	1.37
58,569	RPC Group PLC	(229,712)	1,623	1,623	1.10
29,784	Schibsted	(2,588,018)	18,282	18,282	12.41
15,006	Shire PLC	(229,907)	1,624	1,624	1.10
59,620	Siemens Gamesa Renewable Energy	(306,258)	2,163	2,163	1.47
33,441	Skanska	(2,534,663)	17,905	17,905	12.16
40,070	Travis Perkins PLC	(250,880)	1,772	1,772	1.20
15,450	Zalando	(273,830)	1,934	1,934	1.31

		$(20,847,481)	$147,264	$147,264	100.00%

MSCHIJP Index
261,398	Acom Ltd	$(1,247,765)	$(49,445)	$(49,445)	9.28%
56,808	Aeon Mall Ltd	(1,162,559)	(46,068)	(46,068)	8.64
27,604	Domino’s Pizza Enterprises	(13,034)	(516)	(516)	0.10
19,146	Ezaki Glico Ltd	(1,223,079)	(48,466)	(48,466)	9.10
62,630	JGC	(1,201,559)	(47,614)	(47,614)	8.93
42,179	Kewpie	(1,208,876)	(47,904)	(47,904)	8.99
33,793	Kyoritsu Maintenance Ltd	(1,225,255)	(48,553)	(48,553)	9.11
69,588	Marui Group Ltd	(1,219,144)	(48,310)	(48,310)	9.07
40,815	Mitsubishi Logistics	(1,212,490)	(48,047)	(48,047)	9.02
37,767	Monotaro Ltd	(383)	(15)	(15)	0.00
60,030	Seibu Holdings	(1,230,938)	(48,778)	(48,778)	9.15
25,393	Sumitomo Heavy Industries Ltd	(1,222,447)	(48,441)	(48,441)	9.09
298,874	Tabcorp Holdings Ltd	(13,553)	(537)	(537)	0.10
33,743	Universal Entertainment	(1,266,299)	(50,179)	(50,179)	9.42

		$(13,447,381)	$(532,873)	$(532,873)	100.00%

MSCHIUS Index
21,091	Acadia Healthcare	$(608,019)	$5,364	$5,364	0.83%
5,881	Acuity Brands	(903,924)	7,975	7,975	1.24
10,154	Advance Auto Parts	(762,985)	6,731	6,731	1.05
95,478	Algonquin Power & Utilities	(1,212,108)	10,693	10,693	1.66
22,133	Aliment Couch	(1,230,745)	10,858	10,858	1.69
42,147	Allegheny Tech	(975,588)	8,607	8,607	1.34
7,649	Allegiant Travel	(959,053)	8,461	8,461	1.32
19,655	Armstrong World	(923,310)	8,146	8,146	1.27
8,100	Athenahealth	(952,208)	8,400	8,400	1.31
24,390	Ball	(962,536)	8,492	8,492	1.32
28,319	Bankunited	(907,246)	8,004	8,004	1.24
10,824	Biomarin Pharmaceuticals	(816,781)	7,206	7,206	1.12
14,626	Black Hills	(877,439)	7,741	7,741	1.21

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

Morgan Stanley Equity Basket Swaps (continued)
Shares	Description	Notional Amount	Unrealized Appreciation (Depreciation)	Fair Value	Percentage of Basket
MSCHIUS Index (continued)
35,532	Blue Buffalo Pet	$(944,957)	$8,337	$8,337	1.30%
23,350	Brookfield Infrastructure Partners	(909,472)	8,023	8,023	1.25
10,697	Cantel Medical	(964,489)	8,509	8,509	1.32
13,287	Carmax Group	(917,327)	8,093	8,093	1.26
9,203	Caseys General	(969,292)	8,551	8,551	1.33
19,276	Chemical Fin	(933,637)	8,237	8,237	1.28
22,365	Cheniere Energy	(960,961)	8,478	8,478	1.32
34,952	Cheniere Energy Partners	(899,330)	7,934	7,934	1.23
3,272	Chipotle Mexican Grill	(817,837)	7,215	7,215	1.12
15,521	Compass Minerals	(936,009)	8,258	8,258	1.28
59,464	Consol Energy	(881,722)	7,779	7,779	1.21
26,089	Continental Resoureces	(976,351)	8,613	8,613	1.34
67,833	Covanta Holding	(1,003,948)	8,857	8,857	1.38
16,842	Dentsply Sirona	(945,509)	8,341	8,341	1.30
10,283	Diamondback Energy	(1,012,971)	8,937	8,937	1.39
49,646	Duluth Holdings	(942,885)	8,318	8,318	1.29
26,647	Emera	(1,190,499)	10,503	10,503	1.63
24,163	Enbridge	(1,101,290)	9,716	9,716	1.51
22,410	Envision Healthcare	(877,598)	7,742	7,742	1.20
1,939	Fairfax Fin	(1,211,122)	10,685	10,685	1.66
144,730	Fitbit	(816,904)	7,207	7,207	1.12
130,482	Franks International	(792,859)	6,995	6,995	1.09
22,158	Fresh Del Monte	(906,635)	7,998	7,998	1.24
38,228	Genesis Energy	(818,465)	7,221	7,221	1.12
25,139	Globant	(871,686)	7,690	7,690	1.20
70,246	Gulfport Energy	(884,678)	7,805	7,805	1.21
21,884	Halliburton	(859,832)	7,586	7,586	1.18
52,989	Intrexon	(796,430)	7,026	7,026	1.09
56,338	KBR	(1,016,644)	8,969	8,969	1.40
33,019	Keyera	(1,152,824)	10,170	10,170	1.58
165,406	Lending Club	(865,182)	7,633	7,633	1.19
43,233	Liberty Lilac Group	(874,344)	7,714	7,714	1.20
17,743	Maxar Technologies Ltd	(1,331,080)	11,743	11,743	1.83
22,375	MB Financial	(944,940)	8,336	8,336	1.30
17,769	Mercury General	(914,256)	8,066	8,066	1.25
12,339	Molson Coors brewing	(917,300)	8,093	8,093	1.26
28,772	MPLX	(932,602)	8,228	8,228	1.28
33,951	Newfield Exploration	(960,963)	8,473	8,473	1.32
87,214	NGL Energy Partners	(934,021)	8,240	8,240	1.28
35,520	Noble Energy	(910,017)	8,028	8,028	1.25
18,164	Nuvasive	(947,233)	8,357	8,357	1.30
110,452	Oasis Petroleum	(959,510)	8,465	8,465	1.32
130,821	Pandora Media	(879,101)	7,756	7,756	1.21
38,243	Parsley Energy	(935,144)	8,250	8,250	1.28
55,530	Peoples United Financial	(952,541)	8,403	8,403	1.31
11,412	Post Holdings	(869,996)	7,675	7,675	1.19
11,287	PriceSmart	(869,492)	7,671	7,671	1.19
117,540	QEP Resources	(967,062)	8,532	8,532	1.33
26,956	Quanta Services	(934,929)	8,248	8,248	1.28
51,473	Range Resources	(856,916)	7,560	7,560	1.18
34,867	Rayonier	(960,927)	8,477	8,477	1.32
29,122	RSP Permian	(921,186)	8,127	8,127	1.26
18,514	Seattle Genetic	(1,043,456)	9,205	9,205	1.43
7,867	Signature Bank	(940,234)	8,295	8,295	1.29
56,782	SM Energy	(1,113,394)	9,822	9,822	1.53
22,333	SNC-Lavalin	(1,193,210)	10,527	10,527	1.64
30,150	Spirit Airlines	(1,027,986)	9,069	9,069	1.41
53,667	Sprts Farmers Market	(912,196)	8,047	8,047	1.25
11,337	Tech Dat	(966,830)	8,529	8,529	1.33

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

Morgan Stanley Equity Basket Swaps (continued)
Shares	Description	Notional Amount	Unrealized Appreciation (Depreciation)	Fair Value	Percentage of Basket
MSCHIUS Index
7,803	Tesaro	$(830,439)	$7,326	$7,326	1.14%
14,873	Treehouse Foods	(907,569)	8,007	8,007	1.25
27,115	United Bankshares	(896,091)	7,905	7,905	1.23
20,309	Westar Energy	(998,445)	8,808	8,808	1.37
23,264	Yelp	(999,150)	8,815	8,815	1.37

		$(72,873,847)	$642,901	$642,901	100.00%

Open centrally cleared swap agreements held by the Fund at October 31, 2017 is as follows:

Credit Default Swaps
Reference Entity/ Obligation	Buy/ Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount	Fair Value	Upfront Payments/ Receipts	Net Unrealized Appreciation
CDX High Yield CDSI S29	Sell	5.00%	Quarterly	12/20/22	$(34,900,000)	$2,924,301	$2,649,279	$275,022
CDX Investment Grade CDSI S28	Sell	1.00%	Quarterly	06/20/22	(25,000,000)	544,129	496,320	47,809

					$(59,900,000)	$3,468,430	$3,145,599	$322,831

ADR — American Depositary Receipt

BBA — British Bankers Association

BPS — Basis Points

CBOE VIX — Chicago Board Options Exchange Volatility Index

CDX — Credit Derivatives Index

Cl — Class

DJ — Dow Jones

EUR — Euro

ICE— Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

OTC — Over the Counter

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

S&P — Standard & Poor’s

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

The table below sets forth information about the Level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2017:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$10,741,857	$—	$—	$10,741,857
Australia	13,410,626	—	—	13,410,626
Brazil	13,533,056	—	—	13,533,056
China	96,083,521	—	—	96,083,521
Denmark	32,080,648	—	—	32,080,648
France	30,821,509	—	—	30,821,509
Germany	—	39,487,571	—	39,487,571
Great Britain	34,553,529	—	—	34,553,529
Hong Kong	57,726,345	—	—	57,726,345
Ireland	17,103,954	—	—	17,103,954
Isle of Man	16,180,712	—	—	16,180,712
Italy	17,943,081	—	—	17,943,081
Japan	151,191,183	—	—	151,191,183
Monaco	356,845	—	—	356,845
Russia	46,378,816	—	—	46,378,816
Spain	13,432,197	—	—	13,432,197
Switzerland	14,038,661	—	—	14,038,661
Thailand	5,680,494	—	—	5,680,494
Turkey	13,874,854	—	—	13,874,854
United States	372,103,797	—	—	372,103,797

Total Common Stock	957,235,685	39,487,571	—	996,723,256
Preferred Stock
United States	14,440,800	—	—	14,440,800

Total Preferred Stock	14,440,800	—	—	14,440,800
U.S. Treasury Obligations	—	240,635,627	—	240,635,627
Corporate Obligations	—	23,061,364	—	23,061,364
U.S. Government Agency Obligations	—	19,104,655	—	19,104,655
Rights	—	—	—	—

Total Investments in Securities	$971,676,485	$322,289,217	$—	$1,293,965,702

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND
OCTOBER 31, 2017

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts‡
Unrealized Depreciation	$(3,168,853)	$—	$—	$(3,168,853)
Forwards Contracts‡
Unrealized Appreciation	—	523,094	—	523,094
Unrealized Depreciation	—	(678,982)	—	(678,982)
OTC Swaps‡
Total Return Swaps
Unrealized Appreciation	—	5,084,839	—	5,084,839
Unrealized Depreciation	—	(532,873)	—	(532,873)
Centrally Cleared Swaps‡
Credit Default Swaps
Unrealized Appreciation	—	322,831	—	322,831
Total Other Financial Instruments	$(3,168,853)	$4,718,909	$—	$1,550,056

‡ Futures contracts, forwards contracts and swap contracts are value at the unrealized appreciation (depreciation) on the instrument.

Amounts designed as “—“ are $0.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, there have been no transfers between Level 2 and Level 3 assets and liabilities. As of October 31, 2017, the Fund did not hold any Level 3 securities. All transfers, if any, are recognized by the Fund at the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2017

ASSET WEIGHTINGS (Unaudited)

	% of Net Assets*	Fair Value
Common Stock	91.8%	$4,158,531

Total Investments	91.8	4,158,531
Total Other Assets and Liabilities	8.2	373,846

Net Assets	100.0%	$4,532,377

*Percentages are based on Net Assets.

SCHEDULE OF INVESTMENTS (PERCENTAGES ARE BASED ON NET ASSETS OF $4,532,377)
COMMON STOCK — 91.8%

	Shares	Fair Value

AUSTRALIA — 1.1%
Aristocrat Leisure	2,815	$50,738

CANADA — 1.1%
Linamar	800	48,542

CHINA — 0.6%
Qudian ADR *	1,000	24,900

DENMARK — 3.7%
GN Store Nord	1,363	45,083
Jyske Bank	1,164	65,777
TDC	9,765	57,735

		168,595

FRANCE — 3.6%
Casino Guichard Perrachon	994	56,776
Faurecia	605	43,982
Ubisoft Entertainment *	820	62,564

		163,322

GERMANY — 1.5%
HUGO BOSS	752	67,353

GREAT BRITAIN — 4.6%
Burberry Group	1,757	44,384
Rightmove	1,000	55,171
Taylor Wimpey	22,266	58,997

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Fair Value

GREAT BRITAIN — (continued)
Thomas Cook Group	32,319	$51,424

		209,976

HONG KONG — 4.1%
Champion †	61,000	44,022
Huabao International Holdings	84,000	54,482
Shimao Property Holdings	19,000	39,795
Sino Biopharmaceutical	40,000	46,710

		185,009

IRELAND — 3.0%
ICON *	607	72,148
Jazz Pharmaceuticals *	437	61,849

		133,997

ISLE OF MAN — 1.5%
Playtech PLC	5,140	67,174

ITALY — 3.6%
Azimut Holding	3,065	60,552
Moncler	1,961	55,690
Recordati	1,009	46,908

		163,150

JAPAN — 18.8%
Aozora Bank	1,700	66,158
Brother Industries	2,300	55,404
Daiichikosho	1,200	56,356
Kanamoto	2,000	65,168
Kurita Water Industries	2,300	72,618
Leopalace21	6,000	44,536
Nexon *	2,200	58,819
Nippon Television Holdings	2,700	48,346
Oji Holdings	12,000	69,865
Pola Orbis Holdings	1,900	60,156
Sankyu	1,300	53,507
Sekisui Chemical	2,700	54,045
Sumitomo Chemical	7,000	48,881
TS Tech	1,400	49,743
Ulvac	700	49,189

		852,791

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Fair Value

MEXICO — 1.4%
Becle *	38,100	$60,851

NETHERLANDS — 1.6%
Euronext (1)	1,252	74,392

NEW ZEALAND — 1.2%
Air New Zealand	24,812	56,030

RUSSIA — 0.8%
Mobile TeleSystems PJSC ADR	3,352	35,565

SWEDEN — 1.3%
Electrolux	1,670	59,047

SWITZERLAND — 1.4%
Temenos Group	565	65,241

THAILAND — 0.7%
Tisco Financial Group NVDR	12,600	33,283

TURKEY — 0.8%
Turkiye Vakiflar Bankasi TAO, Cl D	20,419	34,072

UNITED STATES — 35.4%
Alliance Resource Partners (2)	2,806	55,278
Allison Transmission Holdings	933	39,643
Aspen Technology *	557	35,938
Assurant	805	81,023
Black Knight *	1,081	49,023
Cargurus, Cl A *	1,000	32,600
Charles River Laboratories International *	635	73,844
Donaldson	1,414	66,755
Graco	340	44,808
Jack Henry & Associates	553	60,902
Lazard, Cl A (2)	1,277	60,709
Live Nation Entertainment *	1,164	50,960
MGM Growth Properties, Cl A †	1,390	41,019
MongoDB, Cl A *	1,000	30,480
MSCI, Cl A	359	42,132
National Instruments	1,404	63,180
New Residential Investment †	2,510	44,251
Nexteer Automotive Group	27,000	52,814
NVR *	15	49,220
Oaktree Capital Group (2)	1,244	56,975

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Fair Value

UNITED STATES — (continued)
ON Semiconductor *	2,274	$48,482
PerkinElmer	609	44,043
Realogy Holdings	1,713	55,381
Regal Beloit	789	64,027
Rexnord *	2,432	62,065
Trimble *	1,300	53,144
Valero Energy Partners (2)	1,061	45,581
Varian Medical Systems *	577	60,118
VEREIT †	5,911	46,638
Virtusa *	1,126	42,968
Zions Bancorporation	1,087	50,502

		1,604,503

TOTAL COMMON STOCK (Cost $4,027,399)		$4,158,531

TOTAL INVESTMENTS — 91.8% (Cost $4,027,399)		$4,158,531

*	Non-income producing security.

†	Real Estate Investment Trust.

(1)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” On October 31, 2017, the value of these securities amounted $74,392 and represented 1.6% of Net Assets.

(2)	Security considered Master Limited Partnership. At October 31, 2017, these securities amounted to $218,543 or 4.8% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

NVDR — Non-Voting Depository Receipt

PJSC — Public Joint Stock Company

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND
OCTOBER 31, 2017

The table below sets forth information about the Level within the fair value hierarchy at which the Fund’s investments are measured at October 31, 2017:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$50,738	$—	$—	$50,738
Canada	48,542	—	—	48,542
China	24,900	—	—	24,900
Denmark	168,595	—	—	168,595
France	163,322	—	—	163,322
Germany	—	67,353	—	67,353
Hong Kong	185,009	—	—	185,009
Ireland	133,997	—	—	133,997
Italy	163,150	—	—	163,150
Japan	852,791	—	—	852,791
Mexico	60,851	—	—	60,851
Netherlands	74,392	—	—	74,392
New Zealand	56,030	—	—	56,030
Russia	35,565	—	—	35,565
Sweden	59,047	—	—	59,047
Switzerland	65,241	—	—	65,241
Thailand	33,283	—	—	33,283
Turkey	34,072	—	—	34,072
United Kingdom	277,150	—	—	277,150
United States	1,604,503	—	—	1,604,503
Total Common Stock	4,091,178	67,353	—	4,158,531
Total Investments in Securities	$4,091,178	$67,353	$—	$4,158,531

Amounts designed as “—“ are $0.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, there have been no transfers between Level 2 and Level 3 assets and liabilities. As of October 31, 2017, the Fund did not hold any Level 3 securities. All transfers, if any, are recognized by the Fund at the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Assets:
Investments, at Fair Value (Cost $1,202,121,658 and $4,027,399)	$1,293,965,702	$4,158,531
OTC Swap Contracts, at Fair Value (Cost $– and $–)	5,084,839	–
Cash Equivalents	53,319,326	326,433
Receivable for Investments Sold	14,931,627	–
Cash Pledged as Collateral for Futures Contracts	8,190,130	–
Cash Pledged as Collateral for Swap Contracts	1,801,717	–
Cash Pledged as Collateral for Forward Foreign Currency Contracts	440,000	–
Receivable for Capital Shares Sold	8,943,644	142,816
Dividends and Interest Receivable	1,962,035	2,214
Unrealized Appreciation on Forward Foreign Currency Contracts	523,094	–
Reclaim Receivable	169,055	–
Variation Margin Receivable for Centrally Cleared Swaps	39,934	–
Unrealized Appreciation on Foreign Spot Currency Contracts	7,769	–
Receivable from Investment Adviser	–	24,067
Deferred Offering (See Note 2)	–	50,630
Prepaid Expenses	34,768	–

Total Assets	$1,389,413,640	$4,704,691

Liabilities:
Payable for Investment Securities Purchased	19,495,217	93,893
Payable Due to Adviser	1,034,977	–
Unrealized Depreciation on Forward Foreign Currency Contracts	678,982	–
Variation Margin Payable for Futures Contracts	637,106	–
OTC Swap Contracts, at Fair Value (Premiums Received $– and $–)	532,873	–
Payable for Capital Shares Redeemed	332,077	–
Payable Due to Administrator	95,801	284
Unrealized Depreciation on Foreign Spot Currency Contracts	5,860	–
Chief Compliance Officer Fees Payable	1,968	8
Variation Margin Payable for Centrally Cleared Swaps	884	–
Payable Due to Trustees	622	2
Foreign Currency Payable to Custodian (Premiums Received $691,460 and $–)	691,457	–
Offering Costs (See Note 2)	–	55,000
Other Accrued Expenses and Other Payables	275,864	23,127

Total Liabilities	$23,783,688	$172,314

Net Assets	$1,365,629,952	$4,532,377

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES – concluded

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Net Assets Consist of:
Paid-in Capital	$1,269,240,895	$4,410,377
Undistributed Net Investment Income/(Accumulated Net Investment Loss)	159,722	(2,696)
Accumulated Net Realized Loss on Investments, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	2,860,743	(6,436)
Net Unrealized Appreciation on Investments	91,844,044	131,132
Net Unrealized Depreciation on Futures Contracts	(3,168,853)	–
Net Unrealized Appreciation on Swap Contracts	4,874,797	–
Net Unrealized Depreciation on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(181,396)	–

Net Assets	$1,365,629,952	$4,532,377

Class I Shares:
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	112,060,070	439,422

Net Asset Value, Offering and Redemption Price Per Share	$12.19	$10.31

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
FOR THE PERIOD ENDED
OCTOBER 31, 2017

STATEMENTS OF OPERATIONS

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund*
Investment Income:
Dividends	$12,969,396	$2,488
Interest	2,500,714	—
Less: Foreign Taxes Withheld	(928,844)	(274)

Total Investment Income	14,541,266	2,214

Expenses:
Investment Advisory Fees	6,614,566	2,793
Administration Fees	625,023	284
Trustees’ Fees	22,645	2
Chief Compliance Officer Fees	5,760	8
Transfer Agent Fees	304,574	1,625
Registration and Filing Fees	137,519	623
Professional Fees	123,087	20,008
Custodian Fees	76,686	317
Printing Fees	43,829	46
Pricing Fees	18,690	500
Offering Costs	5,519	4,370
Other Expenses	15,625	9

Total Expenses	7,993,523	30,585

Less:
Investment Advisory Fee Waiver	(102,790)	(2,793)
Reimbursement from Adviser	—	(24,067)

Net Expenses	7,890,733	3,725

Net Investment Income/(Loss)	6,650,533	(1,511)

Net Realized Gain (Loss) on:
Investments	20,447,764	(6,945)
Futures Contracts	(7,283,286)	—
Swap Contracts	(10,316,741)	—
Forward Contracts and Foreign Currency Transactions	(2,950,943)	(676)

Net Realized Loss	(103,206)	(7,621)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	87,135,833	131,132
Futures Contracts	(3,001,772)	—
Swap Contracts	4,703,341	—
Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(384,413)	—

Net Change in Unrealized Appreciation	88,452,989	131,132

Net Realized and Unrealized Gain on Investments, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	88,349,783	123,511

Net Increase in Net Assets Resulting from Operations	$95,000,316	$122,000

* Commenced operations on October 2, 2017.

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Period Ended October 31, 2016*
Operations:
Net Investment Income	$6,650,533	$736,120
Net Realized Loss on Investments, Futures Contracts, Swap Contracts, Forward Contracts and Foreign Currency Transactions	(103,206)	(490,269)
Net Change in Unrealized Appreciation on Investments, Futures Contracts and Swap Contracts	88,837,402	4,712,586
Net Change in Unrealized Appreciation (Depreciation) on Forward Contracts, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(384,413)	203,017

Net Increase in Net Assets Resulting from Operations	95,000,316	5,161,454

Dividends and Distributions:
Net Investment Income:
Class I Shares	(3,364,042)	(409,751)
Return of Capital:
Class I Shares	(17,469)	–

Total Dividends and Distributions:	(3,381,511)	(409,751)

Capital Share Transactions:
Class I Shares
Issued	1,161,853,631	159,868,238
Reinvestment of Dividends	2,330,829	400,174
Redeemed	(51,276,283)	(3,917,145)

Net Increase in Net Assets from Capital Share Transactions	1,112,908,177	156,351,267

Total Increase in Net Assets	1,204,526,982	161,102,970

Net Assets:
Beginning of Year/Period	161,102,970	–

End of Year/Period (Including Undistributed Net Investment Income of $159,722 and $19,346)	$1,365,629,952	$161,102,970

Share Transactions:
Issued	100,755,415	15,828,834
Reinvestment of Distributions	205,813	38,769
Redeemed	(4,386,313)	(382,448)

Net Increase in Shares Outstanding from Share Transactions	96,574,915	15,485,155

* Commenced operations on November 30, 2015.

Amounts designed as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS – concluded

Period Ended October 31, 2017*
Operations:
Net Investment Loss	$(1,511)
Net Realized Loss on Investments and Foreign Currency Transactions	(7,621)
Net Change in Unrealized Appreciation on Investments	131,132

Net Increase in Net Assets Resulting from Operations	122,000

Capital Share Transactions:
Class I Shares
Issued	4,410,377

Net Increase in Net Assets from Capital Share Transactions	4,410,377

Total Increase in Net Assets	4,532,377

Net Assets:
Beginning of Period	—

End of Period (Including Accumulated Net Investment Loss of $2,696)	$4,532,377

Share Transactions:
Class I Shares
Issued	439,422

Net Increase in Shares Outstanding from Share Transactions	439,422

* Commenced operations on October 2, 2017.

Amount designed as “—“ is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON CAPITAL
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Period

		Class I Shares
	Year Ended October 31, 2017	Period Ended October 31, 2016*
Net Asset Value, Beginning of Year/Period	$10.40	$10.00

Income from Investment Operations:
Net Investment Income**	0.11	0.11
Net Realized and Unrealized Gain	1.76	0.34

Total from Investment Operations	1.87	0.45

Dividends and Distributions from:
Net Investment Income	(0.08)	(0.05)
Return of Capital	(0.00)^	—

Total Dividends and Distributions	(0.08)	(0.05)

Net Asset Value, End of Year/Period	$12.19	$10.40

Total Return†††	18.01%	4.47%	†

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,365,630	$161,103
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	1.13%	1.15%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.15%	1.69%	††
Ratio of Net Investment Income to Average Net Assets	0.95%	1.19%	††
Portfolio Turnover Rate	161%	187%	†

*	Commenced operations on November 30, 2015.
**	Per share calculations were performed using average shares for the period.
^	Amount represents less than $0.01 per share.
†	Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
†††	Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON SMID
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS – concluded

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Class I Shares
	Period Ended October 31, 2017*
Net Asset Value, Beginning of Period	$ 10.00

Income from Investment Operations:
Net Investment Loss**	(0.00	)^
Net Realized and Unrealized Gain	0.31

Total from Investment Operations	0.31

Net Asset Value, End of Period	$ 10.31

Total Return†††	3.10%	†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4,532
Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements)	1.20%	††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	9.86%	††
Ratio of Net Investment Loss to Average Net Assets	(0.49)%	††
Portfolio Turnover Rate	4%	†

*	Commenced operations on October 2, 2017.
**	Per share calculations were performed using average shares for the period.
†	Return and portfolio turnover rate are for the period indicated and have not been annualized.
††	Annualized.
†††	Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares. Total return may have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
^	Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Chiron Capital Allocation Fund is total return. Total return consists of capital growth and income. The investment objective of the Chiron SMid Opportunities Fund is long-term capital appreciation through a global investment strategy. Both Funds are classified as a diversified investment company. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Chiron Capital Allocation Fund commenced operations on November 30, 2015. The Chiron SMid Opportunities Fund commenced operations on October 2, 2017.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. Generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

single issuer or to an entire market sector. If Chiron Investment Management, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Funds owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2017, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year end, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Funds did not have any unrecognized tax benefits or liabilities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Discounts and premiums on fixed income securities are accreted

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

and amortized using the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of October 31, 2017, if applicable. The Chiron SMid Opportunities Fund did not hold any forward foreign currency exchange contracts as of and during the period ended October 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

For the year ended October 31, 2017, the average balances of forward foreign currency exchange contracts held by the Chiron Capital Allocation Fund were as follows:

Average Monthly Notional Contracts Purchased	$(16,957,637)
Average Monthly Notional Contracts Sold	$55,787,794

Futures Contracts — The Funds may utilize futures contracts during the year ended October 31, 2017. To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. Futures are collateralized by cash deposits with Goldman, Sachs & Co. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2017. The Chiron SMid Opportunities Fund did not hold any futures contracts as of and during the period ended October 31, 2017.

For the year ended October 31, 2017, the average market value amount of futures contracts held by the Chiron Capital Allocation Fund were as follows:

Average Monthly Market Value Balance Long	$66,702,848
Average Monthly Market Value Balance Short	$(63,209,122)

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked-to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2017, the Chiron Capital Allocation Fund has entered into total return swap contracts and credit default swap contracts as shown on the Schedule of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy. As of October 31, 2017, the Chiron Capital Allocation Fund’s swap agreements were with one counterparty.

For the year ended October 31, 2017, the average market value amounts of swap contracts held by the Chiron Capital Allocation Fund were as follows:

Average Market Value Amount Over the Counter Swaps	$7,082,412
Average Market Value Amount Centrally Cleared Swaps	$1,424,391

Cash Equivalents — Idle cash may be swept into various time deposit accounts and is classified as cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Chiron Capital Allocation Fund distributes substantially all of its net investment income monthly. The Chiron SMid Opportunities Fund distributes substantially all of its net investment income quarterly. For each Fund, any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2017, the remaining amount still to be amortized for the Chiron SMid Opportunities Fund was $50,630.

3. Credit Derivatives:

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of October 31, 2017, the Chiron Capital Allocation Fund is the seller (“providing protection”) on a total notional amount of $59.9 million. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

Written Credit Derivative Contracts	Single Name CDS		CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total
Fair value of written credit derivatives	$ —	$ —	$ —	$3,468,430	$3,468,430
Maximum potential amount of future payments	—	—	—	59,900,000	59,900,000
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)[1]
0-100	$ —	$ —	$—	$ —	$ —	$—
100-200	—	—	—	—	—	—
201-300	—	—	—	—	—	—
201-400	—	—	—	—	—	—
>401	—	—	59,900,000	—	—	59,900,000

Total	$ —	$ —	$59,900,000	$ —	$ —	$59,900,000

[1]	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.
*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. Derivative Transactions:

The following tables include the Chiron Capital Allocation Fund’s exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of October 31, 2017, is as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Chiron Capital Allocation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$-	*	Net Assets — Unrealized depreciation on futures contracts	$865,869	*
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	5,084,839	†	Net Assets — Unrealized depreciation on swap contracts	532,873	†
	Net Assets — Unrealized appreciation on futures contracts	-	*	Net Assets — Unrealized depreciation on futures contracts	1,987,189	*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	322,831	†	Net Assets — Unrealized depreciation on swap contracts	-	†
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	-	*	Net Assets — Unrealized depreciation on futures contracts	315,795	*
Foreign exchange contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	523,094		Net Assets — Unrealized depreciation on forward foreign currency contracts	678,982

Total		$5,930,764			$4,380,708

†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2017, were as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Total
Interest rate contracts	$(1,324,209)	$-	$-	$(1,324,209)
Equity contracts	(6,245,028)	-	(11,434,134)	(17,679,162)
Credit contracts	-	-	1,117,393	1,117,393
Commodity contracts	285,951	-	-	285,951
Foreign exchange contracts	-	(2,209,609)	-	(2,209,609)
Total	$(7,283,286)	$(2,209,609)	$(10,316,741)	$(19,809,636)

Change in unrealized appreciation on derivatives recognized in income:

Chiron Capital Allocation Fund	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Total
Interest rate contracts	$(865,869)	$-	$-	$(865,869)
Equity contracts	(1,820,108)	-	4,316,826	2,496,718
Credit contracts	-	-	386,515	386,515
Commodity contracts	(315,795)	-	-	(315,795)
Foreign exchange contracts	-	(365,140)	-	(365,140)
Total	$(3,001,772)	$(365,140)	$4,703,341	$1,336,429

5. Offsetting Assets and Liabilities:

The Chiron Capital Allocation Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Chiron Capital Allocation Fund as of October 31, 2017:

Counterparty	Gross Assets- Recognized in the Statements of Assets and Liabilities	Gross Liabilities- Recognized in the Statements of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount
	Forward Contracts	Forward Contracts
Morgan Stanley	$523,094	$(678,982)	$(155,888)	$155,888	$-

	Swap Contracts	Swap Contracts
Morgan Stanley	5,084,839	(532,873)	4,551,966	-	4,551,966

Total	$5,607,933	$(1,211,855)	$4,396,078	$155,888	$4,551,966

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

6. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

7. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2017, the Chiron Capital Allocation Fund and the Chiron SMid Opportunities Fund paid $625,023 and $284, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Atlantic Fund Services, LLC, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

8. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on average daily net assets of each Fund:

Advisory Fee Rate
Chiron Capital Allocation Fund	0.95%
Chiron SMid Opportunities Fund	0.90%

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2018 for the Chiron Capital Allocation Fund and until February 28, 2019 for the Chiron SMid Opportunities Fund (the ”Expense Limitation”). Prior to February 28, 2017, the Expense Limitation for the Chiron Capital Allocation Fund was 1.15%. The Adviser may recover all or a portion of its fee reductions or expense limitations within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual Fund operating expenses are below the expense limitation. This

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days prior written notice to the Trust, effective as of the close of business on February 28, 2018 for the Chiron Capital Allocation Fund and on February 28, 2019 for the Chiron SMid Opportunities Fund.

Expense Limitation
Chiron Capital Allocation Fund	1.13%
Chiron SMid Opportunities Fund	1.20%

If at any point total annual Fund operating expenses (not including excluded expenses) are below the levels as set forth above, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the levels set forth above to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

As of October 31, 2017, fees for the Chiron Capital Allocation Fund which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $331,612, expiring in 2019 and $102,790, expiring in 2020. As of October 31, 2017, fees for the Chiron SMid Opportunities Fund which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $26,860, expiring in 2020.

9. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year/period ended October 31, 2017, were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund
Purchases
U.S. Government	$241,732,186	$—
Other	1,544,525,650	4,205,427
Sales
U.S. Government	$167,951,828	$—
Other	751,011,073	171,083

10. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent differences are primarily attributable to reclassification of long term capital gain distributions on Real Estate Investment Trust securities, foreign exchange transactions, investments in master limited partnerships, which have been classified to/from the following accounts:

	Undistributed Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
Chiron Capital Allocation Fund	$(3,146,115)	$3,147,195	$(1,080)
Chiron SMid Opportunities Fund	(1,185)	1,185	—

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the Chiron Capital Allocation Fund during the last two fiscal years ended were as follows:

	Ordinary Income	Return of Capital	Total
2017	$3,364,042	$17,469	$3,381,511
2016	409,751	—	409,751

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Chiron Capital Allocation Fund	Chiron SMid Opportunities Fund

Undistributed Ordinary Income	$—	$555
Capital Loss Carryforwards	(61,704)	(6,945)
Unrealized Appreciation	96,450,765	128,390
Other Temporary Differences	(4)	—

Total Distributable Earnings	$96,389,057	$122,000

The Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Chiron Capital Allocation Fund	$—	$61,704	$61,704
Chiron SMid Opportunities Fund	6,945	—	6,945

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

During the year ended October 31, 2017, the Chiron Capital Allocation Fund utilized $149,942 of capital loss carryforwards to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and investments in partnerships which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Chiron Capital Allocation Fund	$1,107,381,332	$99,839,359	$(3,388,594)	$96,450,765
Chiron SMid Opportunities Fund	4,030,141	164,355	(35,965)	128,390

11. Concentration of Risks:

Counterparty Risk— The Funds are subject to the risk that the other party to a transaction will not fulfill its contractual obligations. In addition, in the event of the bankruptcy of a broker, the Funds could be subject to significant losses with respect to both open positions and assets on deposit with such broker as margin.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Derivatives Risk — The Chiron Capital Allocation Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, liquidity risk and correlation risk. Market risk, leverage risk and liquidity risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Foreign Exposure Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad,

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

12. Other:

At October 31, 2017, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders Institutional Shares	% Ownership
Chiron Capital Allocation Fund	4	79%
Chiron SMid Opportunities Fund	6	89%

13. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and Shareholders of

Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund

In our opinion, the (i) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chiron Capital Allocation Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2015 (commencement of operations) through October 31, 2016, and (ii) accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chiron SMid Opportunities Fund as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period October 2, 2017 (commencement of operations) through October 31, 2017, (two of the funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 26, 2017

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

DISCLOSURE OF FUND EXPENSES – concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Chiron Capital Allocation Fund
Class I
Actual Fund Return	$1,000.00	$1,065.50	1.13%	$5.88*
Hypothetical 5% Return	$1,000.00	$1,019.51	1.13%	$5.75*
Chiron SMid Opportunities Fund
Class I
Actual Fund Return	$1,000.00	$1,031.00	1.20%	$0.97^
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

^	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 29/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.
RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

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“interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-9-CHIRON. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of AXA Premier VIP Trust, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis, & Bockius LLP from 2006 to 2010.

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Other Directorships Held in the Past Five Years
None.
None.
None.
None.
None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Schroder Series Trust, Schroder Global Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners (2011-2015). Investor Services Team Lead, Morgan Stanley Alternative Investment Partners (2007-2011).

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Other Directorships

Held in the Past Five Years

None.

None.

None.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Considerations in Renewing the Chiron Capital Allocation Fund’s Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 14, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

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At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

Board Consideration in Approving the Chiron SMid Opportunities Fund’s Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 22, 2017 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; and (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the

THE ADVISORS’ INNER CIRCLE FUND III	CHIRON FUNDS
OCTOBER 31, 2017 (Unaudited)

assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period ended October 31, 2017, the Funds are designating the following items with regard to distributions paid during the period:

	Long Term Capital Gain Distribution	Return of Capital	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short Term Capital Gain (5)
Chiron Capital Allocation Fund	0.00%	0.52%	99.48%	100.00%	89.09%	100.00%	15.65%	20.28%	0.00%
Chiron SMid Opportunities Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	”U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

Chiron Funds

P.O. Box 588

Portland, ME 04112

1-877-9-CHIRON (924-4766)

Adviser:

Chiron Investment Management LLC

1350 Avenue of the Americas, Suite 700

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

CHI-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$335,100	$0	$0	$238,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$270,028	$0	$0	$225,000
(d)	All Other Fees	$0	$0	$14,003	$0	$0	$77,970

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	$0	$0	$36,050	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,300	$0	$0	$5,150	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,031 and $302,970 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,300 and $5,150 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.